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EXHIBIT 10.33

                                                  THE CHASE MANHATTAN BANK

TO:                                               Chaseside, Bournemouth BH7 7DB
THE SOCIETY AND CORPORATION OF                    Telex: 8954681 CMB G
LLOYD'S OF LONDON, c/o THE LLOYD'S                Cables:  Chamanbank London EC2
CORPORATE MEMBERSHIP UNIT, ONE                    Swift Address:  CHASGB2L
LIME STREET, LONDON                               Fax Group 3:  01202 342349
EC3M 7HA                                          Telephone:  01202 343941/7

                                                        :  0171-962-3931
                                                  Date  :  22 Nov 1996

Dear Sirs,                                         Re Our Ref  :  4674122

WE ARE PLEASE TO INFORM YOU THAT BY ORDER OF PXRE REINSURANCE COMPANY FOR THE ACCOUNT OF PXRE LIMITED WE, THE CHASE MANHATTAN BANK, HAVE OPENED OUR CLEAN IRREVOCABLE CREDIT NO 4674122/P-362390 DATED 22 NOVEMBER 1996 IN YOUR FAVOR FOR A SUM NOT TO EXCEED THE AGGREGATE AMOUNT OF USD 15,355,000.00 EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR OFFICE WITH THE CLOSE OF BUSINESS ON DECEMBER 31, 2001.

THIS CREDIT IS TO BE AUTOMATICALLY EXTENDED FOR A FUTURE YEARS WITHOUT WRITTEN AMENDMENT, ON THE FIRST DAY OF JANUARY OF EVERY FUTURE YEAR FROM THE COMMENCEMENT DATE SO THAT IT IS ALWAYS VALID FOR A MINIMUM PERIOD OF FOUR YEARS UNLESS, AT LEAST THIRTY DAYS PRIOR TO THE 31ST OF DECEMBER OF THE FINAL YEAR OF THE CURRENT VALIDITY PERIOD, NOTICE IS GIVEN IN WRITING, SENT BY REGISTERED MAIL AT THE ABOVE ADDRESS, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRY DATE.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU AGAINST YOUR SIGHT DRAFT(S) DRAWN ON US MENTIONING, THEREON CREDIT NO. 4674122/P-362390.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH ENGLISH LAW AND WE HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE HIGH COURT OF JUSTICE IN ENGLAND.

YOUR FAITHFULLY,

AUTHORISED SIGNATURE
FOR AND ON BEHALF OF
THE CHASE MANHATTAN BANK
LONDON BRANCH

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